Exhibit 99
DEARBORN BANCORP REPORTS SECOND QUARTER RESULTS
     DEARBORN, Michigan, July 20, 2010 ... Dearborn Bancorp, Inc. (Nasdaq: DEAR), the Holding Company for Fidelity Bank (“Bank”), today reported a net loss of $13,629,000 or $(1.78) per fully diluted common share for the three months ended June 30, 2010 compared to a net loss of $9,075,000 or $(1.19) per share for the three months ended June 30, 2009. For the six months ended June 30, 2010, the Company’s net loss was $12,501,000 or $(1.63) compared to a net loss of $15,324,000 or $(2.00) for the same period in 2009. The Company’s Shareholders’ Equity of $29,963,000 equates to a book value of $3.90 per share compared to the market closing price of $1.87 on June 30, 2010. In accordance with regulatory capital guidelines, the Bank remains “undercapitalized” at June 30, 2010.
     At June 30, 2010, the Company’s total assets were $933,113,000, representing a decline of 5.72 percent over the preceding 12 months. Total deposits increased 1.78 percent over the previous year and stood at $827,664,000 when the second quarter ended. Total loans were $783,032,000 on June 30, 2010, 11.28 percent less than they had been on the same date in 2009. Strong emphasis is being placed on collection and maintenance of the existing loan portfolio and new lending has been curtailed to conserve capital.
     Michael J. Ross, President and Chief Executive Officer of both the Company and the Bank, announced the financial results and commented, “During the second quarter, charge-offs were $10.5 million and were all related to the reappraisal or reevaluation of collateral on already identified substandard classified loans. The corresponding provision for loan losses was $11.8 million for the second quarter which brought the total allowance for loan losses to $31.6 million or 4.03% of total loans. During the second quarter, loans restructured under troubled debt guidelines increased by $6.8 million as the Bank continues to work with borrowers to repay their loans. Non-accruing loans declined by $7.2 million and other real estate owned declined by $491,000 resulting in a decline in overall non-performing assets of $842,000 for the second quarter.”
     Ross continued, “The carrying value of other real estate owned was written down by $3.7 million due to the reappraisal or reevaluation of foreclosed collateral. Defaulted loan expense including taxes, insurance, maintenance and legal was $1.1 million during the quarter.”
     Ross concluded, “The core operations of the Company continue to produce income to offset the high cost of FDIC insurance and the holding costs of other real estate owned. The level of future unknown charge-offs remains the determining factor as to whether the Company can be profitable in future quarters. Thus, our primary concerns for 2010 are the Michigan economy, credit quality, and the stability or improvement of the underlying collateral values in our loan portfolio.”

     Dearborn Bancorp, Inc. is a registered bank holding company. Its sole banking subsidiary is Fidelity Bank. The Bank operates 17 offices in Wayne, Oakland, Macomb and Washtenaw Counties in the State of Michigan. Its common shares trade on the Nasdaq Global Market under the symbol DEAR.
CONTACT: Michael J. Ross, President & CEO, at (313) 565-5700 or Jeffrey L. Karafa, CFO, at (313) 381-3200.
Forward-Looking Statements
This press release contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “is likely,” “plans,” “projects,” variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“Future Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Actual results and outcomes may materially differ from what is expressed in forward-looking statements. Dearborn Bancorp undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise.
Future Factors include changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies, trends in customer behavior as well as their ability to repay loans; actions by bank regulators; availability of capital; changes in local real estate values; changes in the national and local economy; and other factors, including risk factors disclosed from time to time in filings made by Dearborn Bancorp with the Securities and Exchange Commission. These are representative of the Future Factors and could cause a difference between an ultimate actual outcome and a preceding forward-looking statement.

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(Dollars, in thousands)	6/30/2010	12/31/2009	6/30/2009
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,088	$7,803	$25,475
Federal funds sold	57	156	1,425
Interest bearing deposits with banks	67,056	69,538	18,454

Total cash and cash equivalents	74,201	77,497	45,354

Mortgage loans held for sale	1,169	1,129	60
Securities available for sale	46,171	45,964	3,257
Securities held to maturity	336	336	—
Federal Home Loan Bank stock	3,698	3,698	3,698
Loans
Loans	783,032	833,136	882,568
Allowance for loan losses	(31,574)	(35,125)	(22,422)

Net loans	751,458	798,011	860,146

Premises and equipment, net	19,724	20,194	20,784
Real estate owned	23,976	23,435	17,434
Other intangible assets	—	—	4,195
Accrued interest receivable	3,181	3,562	3,512
Other assets	9,199	12,660	31,360

Total assets	$933,113	$986,486	$989,800

LIABILITIES
Deposits
Non-interest bearing deposits	$91,447	$83,873	$83,752
Interest bearing deposits	736,217	784,082	729,415

Total deposits	827,664	867,955	813,167

Other liabilities
Securities sold under agreements to repurchase	—	—	2,206
Federal Home Loan Bank advances	63,799	63,855	73,955
Accrued interest payable	941	1,046	1,104
Other liabilities	746	1,685	1,491
Subordinated debentures	10,000	10,000	10,000

Total liabilities	903,150	944,541	901,923

STOCKHOLDERS’ EQUITY
Common stock — no par value 100,000,000 shares authorized, 7,685,704 at 6/30/10, 7,687,470 shares at 12/31/09 and 7,687,470 shares at 6/30/09	131,991	131,929	131,866
Retained earnings (accumulated deficit)	(102,350)	(89,850)	(43,998)
Accumulated other comprehensive income (loss)	322	(134)	9

Total stockholders’ equity	29,963	41,945	87,877

Total liabilities and stockholders’ equity	$933,113	$986,486	$989,800

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS (unaudited)

	Three Months Ended		Six Months Ended
(In thousands, except share data)	6/30/2010	6/30/2009	6/30/2010	6/30/2009
Interest income
Interest on loans	$11,536	$13,286	$23,314	$27,096
Interest on securities, available for sale	157	178	325	434
Interest on deposits with banks	64	103	101	197
Interest on federal funds	—	6	1	12

Total interest income	11,757	13,573	23,741	27,739

Interest expense
Interest on deposits	2,925	5,458	6,468	11,456
Interest on other liabilities	376	578	762	1,229

Total interest expense	3,301	6,036	7,230	12,685

Net interest income	8,456	7,537	16,511	15,054
Provision for loan losses	11,803	13,610	11,903	24,337

Net interest income (loss) after provision for loan losses	(3,347)	(6,073)	4,608	(9,283)

Non-interest income
Service charges on deposit accounts	380	375	723	730
Fees for other services to customers	49	37	85	62
Gain on the sale of loans	66	160	124	216
Gain on the sale of securities	—	270	69	465
Gain (loss) on the sale of real estate owned	43	(32)	32	(3)
Loss on the write-down of real estate owned	(3,693)	(1,506)	(4,349)	(1,860)
Other income	78	125	180	147

Total non-interest income	(3,077)	(571)	(3,136)	(243)

Non-interest expense
Salaries and employee benefits	3,078	3,208	6,197	6,498
Occupancy and equipment expense	777	916	1,631	1,850
Amortization of intangible expense	—	199	—	397
FDIC assessment	1,125	833	2,075	1,181
Advertising and marketing	33	59	60	129
Stationery and supplies	75	109	147	220
Professional services	306	173	472	364
Data processing	174	238	360	466
Defaulted loan expense	1,054	926	2,089	1,687
Other operating expenses	583	442	942	822

Total non-interest expense	7,205	7,103	13,973	13,614

Income before federal income tax expense	(13,629)	(13,747)	(12,501)	(23,140)
Income tax expense (benefit)	—	(4,672)	—	(7,816)

Net loss	($13,629)	($9,075)	($12,501)	($15,324)

Per share data:
Net loss — basic	($1.78)	($1.19)	($1.63)	($2.00)
Net loss — diluted	($1.78)	($1.19)	($1.63)	($2.00)

Weighted average number of shares outstanding — basic	7,645,940	7,644,207	7,645,940	7,644,198
Weighted average number of shares outstanding — diluted	7,645,940	7,644,207	7,645,940	7,644,198

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

	Quarter Ended
(Dollars, in thousands)	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09
ASSETS
Cash and cash equivalents
Cash and due from banks	$7,088	$8,047	$7,803	$17,330	$25,475
Federal funds sold	57	57	156	6,206	1,425
Interest bearing deposits with banks	67,056	70,898	69,538	117,732	18,454

Total cash and cash equivalents	74,201	79,002	77,497	141,268	45,354

Mortgage loans held for sale	1,169	758	1,129	1,449	60
Securities	46,507	46,267	46,300	13,910	4,007
Federal Home Loan Bank stock	3,698	3,698	3,698	3,698	3,698
Loans
Loans	783,032	813,961	833,136	862,664	881,818
Allowance for loan loss	(31,574)	(30,288)	(35,125)	(28,373)	(22,422)

Net loans	751,458	783,673	798,011	834,291	859,396

Bank premises and equipment, net	19,724	19,973	20,194	20,477	20,784
Other real estate	23,976	24,467	23,435	15,472	17,434
Other intangible assets	—	—	—	—	4,195
Accrued interest receivable	3,181	3,595	3,562	3,619	3,512
Other assets	9,199	9,266	12,660	8,153	31,360

Total assets	$933,113	$970,699	$986,486	$1,042,337	$989,800

LIABILITIES
Deposits
Non-interest bearing deposits	$91,447	$86,407	$83,873	$89,329	$83,752
Interest bearing deposits	736,217	765,610	784,082	815,625	729,415

Total deposits	827,664	852,017	867,955	904,954	813,167

Other liabilities
Securities sold under agreements to repurchase	—	—	—	2,302	2,206
Federal Home Loan Bank advances	63,799	63,799	63,855	73,855	73,955
Other liabilities	942	956	1,685	2,380	1,104
Accrued interest payable	745	747	1,046	956	1,491
Subordinated debentures	10,000	10,000	10,000	10,000	10,000

Total liabilities	903,150	927,519	944,541	994,447	901,923
Total stockholders’ equity

	29,963	43,180	41,945	47,890	87,877

Total liabilities and stockholders’ equity	$933,113	$970,699	$986,486	$1,042,337	$989,800

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS

	Quarter ended
(Dollars, in thousands)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009

INTEREST INCOME
Interest on loans, including fees	$11,536	$11,778	$13,042	$13,135	$13,286
Interest on other earning assets	221	206	226	111	287

Total interest income	11,757	11,984	13,268	13,246	13,573

INTEREST EXPENSE
Interest on deposits	2,925	3,543	4,731	4,806	5,458
Interest on other liabilities	376	386	531	614	578

Total interest expense	3,301	3,929	5,262	5,420	6,036

Net interest income	8,456	8,055	8,006	7,826	7,537
Provision for loan loss	11,803	100	12,341	14,185	13,610

Net interest income (loss) after provision for loan loss	(3,347)	7,955	(4,335)	(6,359)	(6,073)

NON-INTEREST INCOME
Deposit service charges	429	379	412	421	412
Gain on the sale of loans	66	58	99	37	160
Loss on the sale or write-down of real estate	(3,650)	(667)	(249)	(793)	(1,538)
Other	78	171	112	(265)	395

Total non-interest income (loss)	(3,077)	(59)	374	(600)	(571)

NON-INTEREST EXPENSE
Salaries and employee benefits	3,078	3,119	3,317	3,159	3,208
Occupancy and equipment expense	777	854	870	903	916
Impairment of goodwill and other intangible assets	—	—	—	3,997	—
Other expense	3,350	2,795	3,109	3,751	2,979

Total non-interest expense	7,205	6,768	7,296	11,810	7,103

Income (loss) before income tax provision	(13,629)	1,128	(11,257)	(18,769)	(13,747)
Income tax provision (benefit)	0	0	(5,451)	21,276	(4,672)

Net income (loss)	($13,629)	$1,128	($5,806)	($40,045)	($9,075)

DEARBORN BANCORP, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL DATA

	Quarter ended
(Dollars in thousands, except share and per share data)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
EARNINGS SUMMARY
Net interest income	$8,456	$8,055	$8,006	$7,826	$7,537
Provision for loan loss	$11,803	$100	$12,341	$14,185	$13,610
Total non-interest income	($3,077)	($59)	$374	($600)	($571)
Total non-interest expense	$7,205	$6,768	$7,296	$11,810	$7,103
Income taxes (benefit)	$0	$0	($5,451)	$21,276	($4,672)
Net income (loss)	($13,629)	$1,128	($5,806)	($40,045)	($9,075)
Basic earnings per share	($1.78)	$0.15	($0.76)	($5.24)	($1.19)
Diluted earnings per share	($1.78)	$0.15	($0.76)	($5.24)	($1.19)

MARKET DATA
Book value per share	$3.90	$5.62	$5.46	$6.23	$11.43
Tangible book value per share	$3.90	$5.62	$5.46	$6.23	$10.59
Market value per share	$1.87	$1.11	$0.46	$1.21	$1.80
Average basic common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,644,207
Average diluted common shares	7,645,940	7,645,940	7,645,940	7,645,940	7,644,207
Period end common shares	7,685,704	7,687,470	7,687,470	7,687,470	7,687,470

PERFORMANCE RATIOS
Return on average assets	-5.67%	0.44%	-2.20%	-15.77%	-3.45%
Return on average equity	-123.92%	10.50%	-45.21%	-181.36%	-37.77%
Net interest margin (FTE)	3.68%	3.47%	3.14%	3.24%	3.01%
Efficiency ratio	79.80%	78.13%	84.55%	147.28%	83.53%

ASSET QUALITY
Net charge-offs (YTD)	$15,454	$4,938	$30,190	$24,600	$16,367
Nonperforming loans	$113,676	$114,027	$108,761	$104,891	$104,324
Other real estate	$23,976	$24,467	$23,435	$15,472	$17,434
Nonperforming loans to total loans	14.52%	14.01%	13.05%	12.16%	11.83%
Nonperforming assets to total assets	14.75%	14.27%	13.40%	11.55%	12.30%
Allowance for loan loss to total loans	4.03%	3.72%	4.22%	3.29%	2.54%

CAPITAL & LIQUIDITY
Average equity to average assets	4.58%	4.17%	4.87%	8.70%	9.13%
Tier 1 capital to risk weighted assets	4.63%	6.25%	6.10%	6.40%	7.32%
Total capital to risk weighted assets	6.07%	7.50%	7.39%	7.65%	8.59%
Loan to deposit ratio	94.61%	95.53%	95.99%	95.33%	108.44%
Loan to funding ratio	87.84%	88.88%	89.41%	88.13%	99.40%

END OF PERIOD BALANCES
Total portfolio loans	$783,032	$813,961	$833,136	$862,664	$881,818
Earning assets	$901,519	$935,639	$953,957	$1,005,659	$909,462
Total assets	$933,113	$970,699	$986,486	$1,042,337	$989,800
Deposits	$827,664	$852,017	$867,955	$904,954	$813,167
Total shareholders’equity	$29,963	$43,180	$41,945	$47,890	$87,877

AVERAGE BALANCES
Total portfolio loans	$801,464	$826,188	$851,447	$875,545	$897,978
Earning assets	$926,477	$941,959	$1,013,062	$958,383	$1,004,914
Total assets	$963,919	$1,045,938	$1,045,938	$1,018,320	$1,066,951
Deposits	$844,001	$854,071	$912,691	$841,447	$898,387
Total shareholders’equity	$44,114	$43,567	$50,956	$88,565	$97,454

DEARBORN BANCORP, INC. AND SUBSIDIARY
DEPOSIT INFORMATION
(In thousands)

	June 30
Category	2010	2009

Non-interest bearing
Demand	$91,446	$83,752

Interest bearing
Interest Checking	$79,195	$106,669
Money market	57,476	72,394
Savings	43,343	52,017
Time, under $100,000	287,761	221,980
Time, $100,000 and over	268,443	276,355

	736,218	729,415

	$827,664	$813,167

DEARBORN BANCORP, INC. AND SUBSIDIARY
ASSET QUALITY DATA

(Dollars, in thousands)	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Troubled debt restructuring	$38,530	$31,737	$59,420	$46,025	$46,714
Loans over 90 days past due and still accruing	—	1,127	—	—	—
Non-accrual loans	75,146	81,163	49,341	58,866	57,610

Total non-performing loans	113,676	114,027	108,761	104,891	104,324
Other real estate and other repossessed assets	23,976	24,467	23,435	15,472	17,434

Total non-performing assets	$137,652	$138,494	$132,196	$120,363	$121,758

Net charge-offs (year to date)	$15,454	$4,938	$30,190	$24,600	$16,367
Allowance for loan losses	31,574	30,288	35,125	28,373	22,422
ASSET QUALITY RATIOS

	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009
Non-accrual loans to total loans	9.60%	9.97%	5.92%	6.82%	6.53%
Non-performing loans to total loans	14.52%	14.01%	13.05%	12.16%	11.83%
Non-performing assets to total assets	14.75%	14.27%	13.40%	11.55%	12.30%
Loans over 90 days past due and still accruing to total loans	—%	0.14%	—%	—%	—%
Net charge-offs to average loans	1.90%	0.60%	3.40%	2.74%	1.78%
Allowance for loan losses to non-performing loans	27.78%	26.56%	32.30%	27.05%	21.49%
Allowance for loan losses to non-performing assets	22.94%	21.87%	26.57%	23.57%	18.42%
Allowance for loan losses to total loans	4.03%	3.72%	4.22%	3.29%	2.54%

Dearborn Bancorp, Inc.
Loan Information at June 30, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	6/30/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,017	$26,782	$0	$184	$0	$1,051	$1,176	$386	$114
Commercial Loans	134,199	108,465	6,916	4,684	0	14,134	5,037	2,664	2,012
Land Development — Residential	29,233	9,506	1,980	746	0	17,001	2,437	7,171	6,034
Land Development — Non Residential	9,427	8,108	0	0	0	1,319	1,815	300	1,786
Commercial Construction Loans — Residential	11,060	687	2,160	0	0	8,213	2,516	1,711	1,525
Commercial Construction Loans — Non Residential	17,935	14,402	3,200	0	0	333	4,413	36	2,869
Commercial Mortgage Loans	511,265	441,566	24,274	14,895	0	30,530	13,833	3,005	8,786
Residential Mortgage Loans	41,896	39,248	0	83	0	2,565	347	181	850

Totals	$783,032	$648,764	$38,530	$20,592	$0	$75,146	$31,574	$15,454	$23,976

Loan Information at March 31, 2010

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	3/31/10	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$28,623	$27,578	$0	$121	$0	$924	$1,041	$319	$127
Commercial Loans	141,338	113,803	7,412	7,374	0	12,749	3,663	1,506	2,441
Land Development — Residential	36,089	10,701	1,628	500	0	23,260	3,883	1,283	8,286
Land Development — Non Residential	9,711	7,026	0	0	1,127	1,558	1,055	229	1,802
Commercial Construction Loans — Residential	12,164	687	1,904	0	0	9,573	2,534	905	1,636
Commercial Construction Loans — Non Residential	20,813	17,943	0	0	0	2,870	4,246	36	0
Commercial Mortgage Loans	521,701	464,202	20,793	8,843	0	27,863	13,354	550	9,458
Residential Mortgage Loans	43,522	40,388	0	768	0	2,366	512	109	718

Totals	$813,961	$682,328	$31,737	$17,606	$1,127	$81,163	$30,288	$4,937	$24,468

Loan Information at December 31, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
(In thousands)	12/31/09	Current	TDR	30 to 89 past due	90+ days past due	Non-Accrual	For Loan Losses	Net Charge-Offs	Estate Owned
Consumer Loans	$29,386	$27,877	$0	$270	$0	$1,239	$819	$978	$127
Commercial Loans	144,630	113,361	20,162	2,019	0	9,088	6,498	4,539	2,456
Land Development — Residential	38,472	26,557	1,980	0	0	9,935	5,909	9,334	7,853
Land Development — Non Residential	11,644	8,346	306	0	0	2,992	807	4,364	384
Commercial Construction Loans — Residential	13,287	4,983	1,784	596	0	5,924	2,003	1,471	2,177
Commercial Construction Loans — Non Residential	20,061	16,502	0	0	0	3,559	3,450	1,981	0
Commercial Mortgage Loans	531,156	474,938	35,188	6,449	0	14,581	15,286	6,858	9,469
Residential Mortgage Loans	44,500	42,098	0	379	0	2,023	353	665	969

Totals	$833,136	$714,662	$59,420	$9,713	$0	$49,341	$35,125	$30,190	$23,435

Loan Information at September 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
				30 to 89	90+ days		For Loan	Net	Estate
(In thousands)	9/30/09	Current	TDR	past due	past due	Non-Accrual	Losses	Charge-Offs	Owned

Consumer Loans	$30,028	$28,383	$0	$410	$0	$1,235	$623	$547	$18
Commercial Loans	154,358	131,518	13,010	1,192	0	8,638	4,784	3,368	2,588
Land Development — Residential	44,997	29,203	1,309	0	0	14,485	5,849	7,008	4,380
Land Development — Non Residential	11,604	8,244	0	231	0	3,129	778	3,999	384
Commercial Construction Loans — Residential	15,042	9,389	98	0	0	5,555	3,485	1,270	2,002
Commercial Construction Loans — Non Residential	20,445	17,378	0	0	0	3,067	1,196	1,981	0
Commercial Mortgage Loans	539,200	481,151	31,217	6,365	0	20,467	10,775	5,743	5,340
Residential Mortgage Loans	46,990	42,877	0	1,823	0	2,290	883	684	760

Totals	$862,664	$748,143	$45,634	$10,021	$0	$58,866	$28,373	$24,600	$15,472

Loan Information at June 30, 2009

		Loan Detail					Other Related Data
		Accruing Loans					Allowance	Year to Date	Other Real
				30 to 89	90+ days		For Loan	Net	Estate
(In thousands)	6/30/09	Current	TDR	past due	past due	Non-Accrual	Losses	Charge-Offs	Owned

Consumer Loans	$30,270	$29,017	$0	$214	$0	$1,039	$359	$528	$18
Commercial Loans	156,688	131,630	14,346	3,791	0	6,921	4,025	2,301	1,913
Land Development — Residential	48,454	31,199	1,309	240	0	15,706	6,114	5,280	4,103
Land Development — Non Residential	13,405	7,483	0	1,150	0	4,772	1,448	2,356	384
Commercial Construction Loans — Residential	13,125	7,846	99	103	0	5,077	2,345	1,176	2,495
Commercial Construction Loans — Non Residential	22,518	16,336	0	0	0	6,182	869	430	0
Commercial Mortgage Loans	549,275	486,038	30,960	15,969	0	16,308	6,623	3,682	7,789
Residential Mortgage Loans	48,083	46,258	0	220	0	1,605	639	614	732

Totals	$881,818	$755,807	$46,714	$21,687	$0	$57,610	$22,422	$16,367	$17,434